AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 27, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 196	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]
Amendment No.197	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94103-0441

It is proposed that this filing will become effective (check appropriate box):

[   ]           immediately upon filing pursuant to paragraph (b).
[   ]           on (date) pursuant to paragraph (b).
[X]           60 days after filing pursuant to paragraph (a)(1).
[   ]           on (date) pursuant to paragraph (a)(1).
[   ]           75 days after filing pursuant to paragraph (a)(2).
[   ]           on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ]          this post-effective amendment designates a new effective date for a previously filed post-effective amendment

[logo]  Duncan-Hurst
               Mutual Funds

CLASS I SHARES

PROSPECTUS
________, 2005

AGGRESSIVE GROWTH FUND

INTERNATIONAL GROWTH FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DUNCAN-HURST MUTUAL FUNDS

CLASS I SHARES
FOR INSTITUTIONAL INVESTORS

AGGRESSIVE GROWTH FUND

INTERNATIONAL GROWTH FUND

PROSPECTUS
_______, 2005

This Prospectus contains important information about investment objectives, strategies, and risks of the Duncan-Hurst mutual funds (each a “Fund,” collectively, the “Funds”) that you should know before you invest in them. Please read it carefully and keep it on file for future reference. This Prospectus describes the Class I shares of each Fund. The Funds do not currently offer other classes of shares but may do so in the future.

The Funds’ investment adviser is Duncan-Hurst Capital Management, L.P.

DUNCAN-HURST MUTUAL FUNDS
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701
(800) 558-9105
WWW.DUNCAN-HURST.COM

TABLE OF CONTENTS

DUNCAN-HURST AGGRESSIVE GROWTH FUND	2
Investment Goal	2
Investment Strategies and Philosophy	2
Risks to Consider	2
Performance Information	3
Fees and Expenses	4
Portfolio Manager	5
DUNCAN-HURST INTERNATIONAL GROWTH FUND	5
Investment Goal	5
Investment Strategies and Philosophy	5
Risks to Consider	5
Performance Information	6
Fees and Expenses	7
Portfolio Manager	8
Portfolio Holdings Information	9
WHO MAY WANT TO INVEST WITH THE FUNDS	9
WHICH DUNCAN-HURST FUND IS RIGHT FOR ME?	9
Portfolio Turnover	10
Temporary Investments	10
INVESTMENT ADVISER	10
Performance - Adviser’s History	10
Minimum Investments	11
HOW TO BUY SHARES	12
HOW TO EXCHANGE SHARES	14
HOW TO SELL SHARES	15
PRICING OF FUND SHARES	19
SERVICE FEES	19
DIVIDENDS, CAPITAL GAINS AND TAXES	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	Inside Back Cover

DUNCAN-HURST AGGRESSIVE GROWTH FUND

Investment Goal
The Aggressive Growth Fund seeks long-term capital growth.

Investment Strategies and Philosophy
The Aggressive Growth Fund primarily invests in common stocks of small- and medium-capitalization domestic companies. The Fund generally defines small-capitalization companies as those companies that, at time of purchase, fall within the capitalization range of the Russell 2000 Index. The Fund generally defines medium-capitalization companies as those companies that, at time of purchase, fall within the capitalization range of the Russell Midcap Index. As of __________, 2005, the Russell 2000 Index included companies with market capitalizations between approximately $_________ and $________, and the Russell Midcap Index included companies with market capitalizations between approximately $__________ and $________. It is expected that the range of these Indices will change on a regular basis. The Fund may invest in smaller or larger issuers.

The Adviser’s investment process identifies companies with accelerating earnings growth, rising relative price strength, and positive company fundamentals. While economic forecasting and industry/sector analysis play a part in the research effort, the Adviser’s stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet the Adviser’s standards, the Adviser selects the securities of those companies whose earnings are expected to grow at an above-average rate over an extended period of time. In making this determination, the Adviser considers certain characteristics of a particular company. Among other factors, these include new product development, change in management and competitive market dynamics.

The Fund may also invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States, as well as in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and foreign securities traded on the U.S. securities market. Depositary receipts evidence ownership of foreign securities and are traded on domestic and foreign exchanges.

Risks to Consider
All investments, including those in mutual funds, have risks, and there is a risk that you could lose money on your investment. The principal risks of investing in the Fund are summarized below:

Market Risk. Over the long-term, the return on an investment will fluctuate in response to stock market movements. In the short-term, stock prices may fluctuate widely in response to company, economic, or market news. Return on an investment can also be affected by, among other things, changes in market conditions, fluctuations in interest rates, and changes in market cycles. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. There is also the risk that a strategy, research, analysis and security selection used by the Adviser may fail to produce the intended result. The Fund’s investment approach could also fall out of favor with the investing public, which could result in lagging performance versus other types of stock funds.

Small- and Medium-Sized Companies Risk. Investments in small- and medium-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many smaller companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges.

Foreign Securities Risk. Finally, the risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include unfavorable changes in currency exchange rates, economic and political instability, less publicly available information, less strict auditing and financial reporting requirements, higher transaction costs, greater possibility of not being able to sell securities on a timely basis and less government supervision and regulation of securities markets.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average returns over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

*The Fund’s year-to-date return as of June 30, 2005 was ______%. During the period shown in the bar chart, the Fund’s highest quarterly return
Calendar Year Total Return - Aggressive Growth Fund*

Average Annual Total Returns as of December 31, 2004

	One Year	Since Inception(1)
Duncan-Hurst Aggressive Growth Fund
Return Before Taxes	____	____
Return After Taxes on Distributions (2)	____	____
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)	____	____
Russell 2500 Growth Index (4)	____	____
(1) Class I shares of the Duncan-Hurst Aggressive Growth Fund commenced operations on October 19, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because it assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

(4) The Russell 2500 Growth Index is an unmanaged index generally representative of the market for U.S. small-cap and mid-cap growth stocks. The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed)*	2.00%

*The redemption fee applies only to those shares that you have held for four months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Transfer Agent also charges a $15 wire redemption fee.

ANNUAL FUND OPERATING EXPENSES*
(Expenses that are deducted from Fund assets)

AGGRESSIVE GROWTH FUND
Management Fees	1.00%
Distribution and Service (12b-1) fees	0.00%
Other Expenses	____%
Total Annual Fund Operating Expenses	____%
Less Fee Reduction and/or Expense Reimbursement	(____%)
Net Annual Fund Operating Expenses	1.23%
*The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund for at least the period shown in the Example below and for an indefinite period thereafter to ensure that the Fund’s total fund operating expenses will not exceed the net annual fund operating expenses amount shown. The Adviser reserves the right under certain circumstances to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. This contract may be terminated by the Board of Trustees at any time.

Example
This example is intended to help you compare the costs of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years
Duncan-Hurst Aggressive Growth Fund	$125	$390	$676	$1,489

Portfolio Manager
William H. “Beau” Duncan, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser is responsible for the day-to-day management of the Aggressive Growth Fund’s portfolio. Mr. Duncan has managed the small-cap and medium-cap growth equity portfolios of the Adviser’s private accounts since founding the firm in 1990. Mr. Duncan has over thirty-four years of investment experience.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

DUNCAN-HURST INTERNATIONAL GROWTH FUND

Investment Goal
The Fund’s investment goal is long-term capital growth.

Investment Strategies and Philosophy
The International Growth Fund invests in a diversified portfolio of equity securities of companies primarily located in developed foreign markets. Under normal market conditions, the Fund will invest a minimum of 65% of its total net assets in equity securities of companies in as few as three, but typically as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Adviser conducts individual company analysis on a group of companies that meet the Adviser’s standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A top-down analysis is conducted to identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth in strong sectors and countries.

The Fund may invest in companies in lesser-developed countries (“emerging markets”), in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked notes and similar linked securities (e.g., equity participation notes), which are debt instruments typically issued by a financial institution whose return on investment is tied to the equity markets. The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock.

Risks to Consider
All investments, including those in mutual funds, have risks, and there is the risk that you could lose money on your investment. The principal risks of investing in the Fund are summarized below:

Market Risk. Over the long-term, the return on an investment will fluctuate in response to stock market movements. In the short-term, stock prices may fluctuate widely in response to company, economic, or market news. Return on an investment can also be affected by, among other things, changes in market conditions, fluctuations in interest rates, and changes in market cycles. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. There is also the risk that a strategy, research, analysis and security selection used by the Adviser may fail to produce the intended result. The Fund’s investment approach could also fall out of favor with the investing public, which could result in lagging performance versus other types of stock funds.

Small- and Medium-Sized Companies Risk. Investments in small- and medium-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many smaller companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges.

Foreign Securities Risk. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. These risks include unfavorable changes in currency exchange rates, economic and political instability, less publicly available information, less strict auditing and financial reporting requirements, less governmental supervision and regulation of securities markets, higher transaction costs, and less liquidity. These risks are more pronounced in the securities of companies in emerging markets. These are the markets of countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Equity-Linked Notes Risk. Equity-linked notes are generally subject to the same risks as direct holdings of the securities in which they track. If such note is linked to a foreign security or index, there is the risk that fluctuation in the exchange rate will affect the Fund’s net asset value negatively. There is also the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the security or index has declined. These investments are also subject to counter-party risk, which is the risk that the company issuing the note may fail to pay the full amount at maturity or redemption.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average returns over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns - International Growth Fund*

Average Annual Total Returns as of December 31, 2004

[insert bar chart]

*The Fund’s year-to-date return as of June 30, 2005 was ____%. During the period shown in the bar chart, the Fund’s highest quarterly return was _____% for the quarter ended _______ and the lowest quarterly return was _______% for the quarter ended ___________.

	One Year	Since Inception(1)
Duncan-Hurst International Growth Fund
Return Before Taxes	____	____
Return After Taxes on Distributions (2)	____	____
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)	____	____
MSCI EAFE Index (4)	____	____
(1) Class I shares of the Duncan-Hurst International Growth Fund commenced operations on June 30, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because it assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

(4) The Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is an unmanaged, broad-based market index of selected companies in 21 developed countries. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed)*	2.00%
*The redemption fee applies only to those shares that you have held for four months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Transfer Agent also charges a $15 wire redemption fee.

ANNUAL FUND OPERATING EXPENSES*
(Expenses that are deducted from Fund assets)
INTERNATIONAL GROWTH FUND
Management Fees	____%
Distribution and Service (12b-1) fees	0.00%
Other Expenses	_____%
Total Annual Fund Operating Expenses	_____%
Less Fee Reduction and/or Expense Reimbursement	(____%)
Net Annual Fund Operating Expenses	1.48%
*The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund for at least the period shown in the Example below and for an indefinite period thereafter to ensure that Total Fund Operating Expenses will not exceed the net annual fund operating expenses amount shown. The Adviser reserves the right under certain circumstances to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. This contract may be terminated by the Board of Trustees at any time.

Example
This example is intended to help you compare the costs of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Duncan-Hurst International Growth Fund	$151	$468	$808	$1768

Portfolio Manager
Vincent Willyard, CFA, Vice President of the Adviser, is responsible for the day-to-day management of the International Growth Fund’s portfolio. Mr. Willyard has managed the international portfolios of the Adviser’s private accounts since 1998. Mr. Willyard joined the Adviser in 1994 and has eleven years of investment experience.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Funds disclose their complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Funds’ web site at www.duncan-hurst.com (go to www.duncan-hurst.com/MFMidcap.htm for information on the Aggressive Growth Fund and to www.duncan-hurst.com/MFInternational.htm for information on International Growth Fund) within 5 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Funds will remain posted on the web site until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person commencing the day after it is first published on the web site. The Annual and Semi-Annual Reports are available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-558-9105.

WHO MAY WANT TO INVEST WITH THE FUNDS
The Funds may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement.
•	Want to add an investment with growth potential to diversify their investment portfolio.
•	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

The Funds may not be appropriate for investors who:

•	Need regular income or stability of principal.
•	Are pursuing a short-term goal or investing emergency reserves.

WHICH DUNCAN-HURST FUND IS RIGHT FOR ME?

Duncan-Hurst Aggressive Growth Fund
The Aggressive Growth Fund invests primarily in small-cap and medium-cap companies. Small-cap and medium-cap companies can exhibit attractive investment characteristics. These companies are usually small enough to have more potential growth than the general U.S. economy, are mature enough to have established management and products, and are large enough to have liquid trading markets.

Duncan-Hurst International Growth Fund
The International Growth Fund is a fund that invests in non-U.S. companies of all market cap ranges. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. It can also offer opportunities that are not available domestically. At times, many foreign economies have grown faster than the U.S. economy, and the returns on the investments in these countries have been higher than those of similar U.S. investments, although there are no assurances that these conditions will persist in the future.

Portfolio Turnover
While the Funds generally intend to purchase securities for long-term investment rather than short-term gains, each Fund may engage in frequent trading of securities. The portfolio managers may sell a stock when the company’s earnings are expected to grow at below-average rates or there has been a change in company fundamentals. Short-term transactions may result from liquidity needs or by reason of economic or other developments not foreseen at the time of the investment decision. The portfolio managers will make purchase and sell decisions when it is believed to be appropriate.

Each Fund anticipates that its portfolio turnover rate will typically exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect a Fund’s performance. Under normal market conditions, each Fund will stay fully invested in stocks. However, under very unusual circumstances, a Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents such as, certificates of deposits, bankers’ acceptances, time deposits, commercial paper, U.S. Government obligations or short-term notes, in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective.

Temporary Investments
Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies. However, the Funds may temporarily depart from their principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because such Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

INVESTMENT ADVISER
Duncan-Hurst Capital Management, L.P., 4365 Executive Drive, Suite 1520, San Diego, CA 92121, is the investment adviser to the Funds. The firm was founded by William H. “Beau” Duncan, Jr. in 1990. The investment adviser currently manages $_____ billion in a variety of growth equity strategies for institutional and individual investors. All portfolio strategies adhere to an investment philosophy that has been consistently applied through many different environments since the firm’s inception. As the investment adviser, Duncan-Hurst Capital Management provides advice on buying and selling securities, furnishes the Funds with office space, and provides certain administrative services and personnel needs. For its services, each Fund pays the investment adviser a monthly management fee based upon its average daily net assets. For the fiscal year ended March 31, 2005, the Adviser received _____% of the International Growth Fund’s average daily net assets, net of waiver. For the same period, the Adviser waived all advisory fees accrued by the Aggressive Growth Fund.

Fund Expenses
Each Duncan-Hurst Fund is no-load. Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay expenses of each Fund to ensure that the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Tables. This contract may be terminated by the Board of Trustees at any time. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser in subsequent fiscal years. Under the expense limitation agreement, the Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Funds’ Semi-Annual Report to shareholders, dated September 30, 2005.

Performance - Adviser’s History
The investment results presented below is for a composite of all accounts managed by the Adviser with substantially similar investment objectives, policies and strategies to the International Growth Fund. These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Fund. You should note that the Fund will compute and disclose average annual return using the standard formula set forth in Securities and Exchange Commission rules, which differ in certain respects from the methodology used below to calculate the Adviser’s performance.

The accounts included in the composites may not be subject to the same rules and regulations (for example, liquidity requirements and restrictions on transactions with affiliates) as the Fund or to the same types of expenses that the Fund will pay. These differences might adversely affect the performance figures shown below.

The figures shown represent the performance of the accounts included in the composites. The figures are net of management fees but do not reflect other expenses paid by the accounts included in the composites. The figures include income, reinvestment of capital gains and reflect brokerage commissions. However, these fees and expenses are generally lower than the fees and expenses expected to be paid by the Fund. Higher fees and expenses would have resulted in lower composite performance figures.

The indices are not managed and do not pay any fees or expenses. These figures do not predict future performance of the Fund.

Duncan-Hurst International Growth Equity
Duncan-Hurst International Growth Equity performance history is the dollar-weighted composite results of all accounts managed by Vincent Willyard, CFA, utilizing this investment strategy. Mr. Willyard has served as the portfolio manager to the International Equity portfolio since its inception on March 31, 1998. The Duncan-Hurst International Growth Fund is managed using a similar investment strategy.

Average Annual Returns Through December 31, 2004
	1 Year	3 Years	5 Years	3/31/98- 12/31/04
Duncan-Hurst International Growth Equity	____%	____%	____%	___%
MSCI EAFE Index (1)	____%	____%	____%	____%
(1) The Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is a broad market index of selected companies in 21 developed countries. The MSCI EAFE Index is an unmanaged index and returns include reinvested dividends.

Obtaining Account Information
Duncan-Hurst maintains a web site at www.duncan-hurst.com. The web site is designed to provide you with information on the Funds such as the daily NAV, performance, characteristics, and top ten holdings.

Additionally, you can access information on the Funds twenty-four hours a day, seven days a week by calling Duncan-Hurst Mutual Funds at (800) 558-9105. Shareholders may choose the automated information feature or, during regular business hours (9:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday), speak with a representative.

Minimum Investments
Class I shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations. You may open a Class I Fund account with $25,000 and add to your account at any time with $1,000 or more. The Fund may waive the minimum investment requirements from time to time.

HOW TO BUY SHARES
There are several ways to purchase shares of the Funds. If you have questions about how to invest or about how to complete the Application Form, please call an account representative at (800) 558-9105. To open an account by wire, call (800) 558-9105 for instructions. After your account is open, you may add to it at any time. The Funds reserve the right to reject any purchase order. The Funds do not issue share certificates and the Fund’s shares are not registered for sale outside of the United States. Your order will not be accepted until the completed Account Application is received by the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (800) 558-9105 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Mail
An account may be opened by sending your completed Account Application Form and check made out to “Duncan-Hurst [Fund Name] Fund” for the investment amount. All purchases by check should be in U.S. dollars. Cash, money orders and cashier’s checks under $10,000 will not be accepted. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. Please send completed Account Application and check to:

For Regular Mail Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
For Overnight Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to the “Duncan-Hurst [Fund Name] Fund” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Telephone
After your initial purchase, you may make additional purchases by telephone. Simply call (800) 558-9105 and money can be transferred directly from your bank account (domestic financial institutions only) through the Automated Clearing House (“ACH”) to purchase Fund shares. In order to purchase Fund shares by telephone using the ACH network, an investor’s bank must first be a member of the ACH. The minimum amount you may transfer is $1,000. Shares will be purchased in your account at the daily net offering price on the day your order is received, provided that your call is placed before the close of regular trading on the purchase day.

By Wire Transfer
Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC of your intent to wire and to verify the wiring instructions to ensure proper credit when the wire is received. Please call (800) 558-9105 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading. If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, NA
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to Duncan-Hurst [Fund Name] Fund
[shareholder name and account number]

Your bank may charge you a fee for sending a wire to the Funds.

Online Access
Account Applications and prospectuses are available online at www.duncan-hurst.com. For additional information, please call (800) 558-9105.

By Payment In Kind
In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition must be consistent with the Fund’s objective and otherwise acceptable to the Adviser. For further information, call the Funds at (800) 558-9105. If you purchase shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.

Purchases Through Financial Service Agents
You may purchase shares of the Funds through certain Financial Service Agents, broker-dealers, banks or other intermediaries. These intermediaries may charge for their services. If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. They are also responsible for keeping you advised regarding the status of your account and ensuring that you receive copies of the Prospectus.

If you place an order for Fund shares through a Financial Service Agent, in accordance with such Financial Service Agent’s procedures and such Financial Service Agent then transmits your order to the Transfer Agent before the closing of trading on the NYSE on that day, then your purchase will be processed at the net asset value calculated at the close of trading on the NYSE on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the Financial Service Agent will be held liable for any resulting fees or losses. If purchasing through a Financial Service Agent, some share classes may not be available for investors.

HOW TO EXCHANGE SHARES
You may exchange your shares between the Duncan-Hurst Funds on any day the NYSE and the Funds are open for business. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Excessive exchanges can disrupt management of the Funds and raise their expenses. The Funds have established a policy that limits excessive exchanges. You are permitted to make four exchanges during any one twelve-month period. The Funds reserve the right to reject any exchange order. The Funds may modify the exchange privilege by giving 60 days written notice to their shareholders.

By Mail
You may exchange your shares by simply sending a written request to the Funds’ Transfer Agent. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear in the account registration. Send your exchange request to:

For Regular Mail Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
For Overnight Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Telephone
If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at (800) 558-9105 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under “How to Sell Shares.”

HOW TO SELL SHARES
You may sell (redeem) your Fund shares on any day the NYSE and the Funds are open for business either directly to the Fund or through your investment representative. The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Funds’ investment programs and create additional transactions costs that are borne by all shareholders of that Fund. For this reason, the Funds will assess a 2.00% fee on redemptions as well as exchanges of Fund shares purchased and held for less than four months. This fee is paid to the Funds to help offset transaction costs and administrative expenses.

By Mail
You may redeem your shares by simply sending a written request to the Funds. You should state the name of the Fund, share class, account name and number, amount of redemption and where to send the proceeds. The letter should be signed by all of the shareholders whose names appear on the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Send your redemption request to:

For Regular Mail Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
For Overnight Delivery: Duncan-Hurst Mutual Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Telephone
If you complete the “Redemption by Telephone” portion of the Funds’ Account Application, you may redeem shares in your account by calling the Funds at (800) 558-9105 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. The maximum amount that can be redeemed by telephone is $100,000. Redemption proceeds will normally be sent on the next business day and mailed no later than seven calendar days to the address that appears on the Transfer Agent’s records. Redemption proceeds may be sent via check to the address of record, wired to a predetermined bank account, or sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to a predetermined bank account.

If you request redemption proceeds be wired, the wire will be sent on the next business day. The minimum amount that may be wired is $1,000. A wire charge, of $15, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. You may not use the telephone redemption for retirement plan accounts.

When you establish telephone privileges, you are authorizing the Funds and their Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your account. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your account. Before executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.

These procedures may include recording the telephone call and asking the caller for a form of personal identification. In order to arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

After your account is opened, you may request telephone redemption privileges by calling (800) 558-9105 for instructions. You may have difficulties in making a telephone redemption or exchange during periods of abnormal market activity. If this occurs, you may make your redemption or exchange request in writing.

Automatic Withdrawal Plan
You may also make regular withdrawals on an automatic basis. Call (800) 558-9105 for instructions.

Class I shareholders who elect to use this service must maintain a minimum balance of $1 million in order to participate in the Automatic Withdrawal Plan.

Redemptions In Kind
The Funds generally will pay sale proceeds in cash. However, in certain situations that make the payment of cash imprudent (to protect the Funds’ remaining shareholders) the Funds have the right to pay all or a portion of your redemption proceeds in securities with a market value equal to the redemption price. In the unlikely circumstance your shares were redeemed in kind, you would be responsible to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption, and you would bear any market risks associated with such securities until they are converted into cash.

Short-Term Trading
The Funds are intended for long-term investors and do not accommodate frequent transactions. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. In addition to the Funds’ redemption fees, these steps may include, among other things, monitoring trading activity or using fair value pricing, as determined by the Funds’ Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by each Fund in its sole discretion. To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that each Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, each Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders. For these reasons, each Fund will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than four months. This fee is paid to a Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. Each Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than four months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries.

General Information
The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Funds. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 30 days; and
•	For all redemptions greater than $100,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares with a wire, the Funds may delay payment of your redemption proceeds for up to 12 days from purchase. Additionally, you may not redeem shares by telephone until 12 calendar days after the purchase date of the shares. If you purchased your shares through the ACH, the Funds may delay payment of your redemption proceeds for up to 12 days from purchase.

PRICING OF FUND SHARES
The price of the Funds’ shares is based on its net asset value. This is calculated by dividing the value of each Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values or official closing price, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Funds’ Board of Trustees. The net asset value is calculated as of the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time. The net asset value will not be calculated on days that the NYSE is closed for trading.

When fair value pricing is employed, the prices of securities used by each Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Funds generally consider to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Funds’ Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Net Asset Value =	Total Assets Less Liabilities
Number of Shares Outstanding

The daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund’s NAV, multiplied by the number of shares that you own, will give you a dollar value of your investment in the Fund on that day.

SERVICE FEES
The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds’ Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Funds’ Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS, CAPITAL GAINS AND TAXES
Each Fund will make annual distributions of dividends and capital gains, if any, usually at the end of the calendar year. Because of its investment strategies, each Fund expects that its distributions will primarily consist of capital gains. The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gain distributions in additional Fund shares; or (3) receive all distributions in cash or by ACH. If you wish to change your distribution option, write to U.S. Bancorp Fund Services, LLC before payment of the distribution. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund. If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds.

The Funds intend to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS
The following tables show each Fund’s financial performance for the periods shown for its Class I shares. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during the period shown, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, the Funds’ independent registered public accounting firm. Their report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

For a Capital Share Outstanding Throughout each Year

Duncan-Hurst Aggressive Growth Fund
	Year Ended 3/31/05	Year Ended 3/31/04	Year Ended 3/31/03	Year Ended 3/31/02	Year Ended 3/31/01
Net asset value, beginning of year	$5.25	$3.77	$5.20	$7.32	$22.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss		(0.05)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments		1.53	(1.35)	(2.04)	(13.55)
Total from investment operations		1.48	(1.43)	(2.12)	(13.64)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains		—	—	—	(1.50)
Paid in capital from redemption fees		0.00^	0.00^	—	—
Net asset value, end of year		$5.25	$3.77	$5.20	$7.32

Total return		39.26%	(27.50)%	(28.96)%	(62.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)		$4.3	$3.2	$10.4	$16.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed		4.15%	3.89%	2.28%	1.88%
After fees waived and expenses absorbed*		1.23%	1.28%	1.23%	1.25%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed		(3.92)%	(3.71)%	(2.09)%	(1.64)%
After fees waived and expenses absorbed*		(1.00)%	(1.10)%	(1.04)%	(1.01)%

Portfolio turnover rate		196.51%	201.07%	294.07%	434.43%

* For the year ended March 31, 2003, ratio includes 12b-1 fees from Class R shares which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been 1.23% and (1.36%), respectively.

^ Amount is less than $0.01.
† Commencement of operations.

For a Capital Share Outstanding Throughout each Period

Duncan-Hurst International Growth Fund
	Year-ended 3/31/05	Year-ended 3/31/04	Year-ended 3/31/03	Year-ended 3/31/02	Year-ended 3/31/01
Net asset value, beginning of period	$8.19	$4.84	$6.74	$7.40	$21.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss		(0.01)	(0.03)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments		3.36	(1.88)	(0.58)	(9.42)
Total from investment operations		3.35	(1.91)	(0.66)	(9.49)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains		—	—	—	(4.49)
Paid in capital from redemption fees		0.00 ^	0.01	—	—
Net asset value, end of period		$8.19	$4.84	$6.74	$7.40

Total return		69.21%	(28.19)%	(8.92)%	(48.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)		$28.7	$19.7	$33.0	$27.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed		2.25%	2.47%	2.39%	2.47%
After fees waived and expenses absorbed***		1.48%	1.49%	1.48%	1.48%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed		(0.87)%	(1.37)%	(1.47)%	(1.69)%
After fees waived and expenses absorbed***		(0.10)%	(0.39)%	(0.60)%	(0.70)%

Portfolio turnover rate		153.15%	190.31%	259.28%	324.24%

* Annualized.
** Not Annualized.
*** For the year ended March 31, 2004, ratio includes 12b-1 fees from Class R shares which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been _____% and (______%), respectively.

^ Amount is less than $0.01.
† Commencement of operations.

DUNCAN-HURST MUTUAL FUNDS

INVESTMENT ADVISER

Duncan-Hurst Capital Management, L.P.
4365 Executive Drive, Suite 1520
San Diego, CA 92121

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.
928 Grand Boulevard
Kansas City, MO 64106

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

GENERAL INFORMATION
For more detail on the Funds, you may request the Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus. You can also find more information about the Funds’ investments in their annual and semi-annual reports to shareholders. These documents discuss market conditions and investment strategies that significantly affected the performance of the Funds during their most recent fiscal year.

For a free copy of the reports and the SAI, to request other information and to discuss your questions about the Funds, contact the Funds at:

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (800) 558-9105

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
_______, 2005

DUNCAN-HURST AGGRESSIVE GROWTH FUND
DUNCAN-HURST INTERNATIONAL GROWTH FUND
each a series of
PROFESSIONALLY MANAGED PORTFOLIOS
4365 Executive Drive, Suite 1520
San Diego, CA 92121
(800) 558-9105

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated ______, 2005, as may be revised, of the Class I Shares of each of the Duncan-Hurst Aggressive Growth Fund (“Aggressive Growth Fund”) and the Duncan-Hurst International Growth Fund (“International Growth Fund”), (each a “Fund” and collectively the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”). Duncan-Hurst Capital Management, L.P. (the “Adviser”) is the investment adviser to the Funds. A copy of the Funds’ Prospectus is available by calling the number listed above.

The Funds’ financial statements for the fiscal year ended March 31, 2005, are incorporated herein by reference to the Funds’ Annual Report dated _____________, 2005. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown above.

TABLE OF CONTENTS
THE TRUST	3
INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	20
DISTRIBUTIONS AND TAX INFORMATION	22
TRUSTEES AND EXECUTIVE OFFICERS	25
THE FUNDS’ INVESTMENT ADVISER	29
SERVICE PROVIDERS	31
PORTFOLIO MANAGERS	32
THE FUNDS’ PRINCIPAL UNDERWRITER AND DISTRIBUTOR	34
EXECUTION OF PORTFOLIO TRANSACTIONS	34
REVENUE SHARING ARRANGEMENT	36
PORTFOLIO TURNOVER	37
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	37
DETERMINATION OF SHARE PRICE	41
PERFORMANCE INFORMATION	42
PROXY VOTING POLICY	43
ANTI-MONEY LAUNDERING PROGRAM	44
PORTFOLIO HOLDINGS INFORMATION	45

GENERAL INFORMATION	46
FINANCIAL STATEMENTS	47
APPENDIX	48

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectuses of the Funds and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has the investment objective of seeking long-term growth of capital. Each Fund is diversified (see fundamental investment restriction 7 under “Investment Restrictions”). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.

The following information supplements the discussion of the Funds’ investment objectives and policies as set forth in their Prospectuses. There can be no guarantee that the objective of any Fund will be attained.

Glossary of Permitted Investments

Equity Securities. The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities and Warrants” below.

To the extent a Fund invests in the equity securities of small or medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

The Funds may invest in micro-capitalization companies. Micro-capitalization companies are even smaller and less seasoned and entail greater risk and volatility, but have more potential for rapid growth. Micro-capitalization companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company. The securities of micro-capitalization companies, therefore, tend to be more volatile than the securities of larger, more established companies, as well as small- and medium-capitalization companies. Micro-capitalization company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If a Fund wants to sell a large quantity of a micro-capitalization company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants. Each Fund may invest in convertible securities and warrants, or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Investment Companies. Each Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with a Fund’s management of daily cash positions. The Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operations fees a Fund bears directly in connection with its operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Real Estate Investment Trusts. Each Fund may invest up to 5% of its net assets in shares of Real Estate Investment Trusts (“REITs”). REITs are companies that develop, own or finance real estate. Most specialize in commercial property like apartments, offices, malls, clinics and warehouses. Some specialize in a city or region. Some finance real estate transactions by making loans or buying mortgages.

Risks Relating to REITs. REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Equity-Linked Notes. The International Growth Fund may invest up to 15% of its net assets in equity-linked notes (“ELNs”). Various versions of ELNs include, among many others, Equity Participation Notes, Indexed Notes and Capital Guarantee Notes. ELNs are hybrid debt securities; that is, they represent both debt and equity combined into one instrument. ELNs generally have two to five-year maturities and are structured either as convertible into the underlying equity or as nonconvertible. Investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of a single underlying common stock. Equity-linked notes and similar linked securities are debt instruments whose return on investment is tied to the equity markets and are typically issued by a company or financial institution. The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock, and therefore possess the risks associated with those particular stocks. If the ELN is linked to foreign or non-dollar securities, they will possess those risks associated with foreign investments, including currency fluctuation risk. Please see “Foreign Investments and Currencies” below.

At maturity, the value of an ELN is usually determined as the lesser of the closing price of underlying stock and the initial ELN issue price, multiplied by a fixed or variable participation percentage. Because the company or financial institution issuing the ELN is essentially borrowing money from the purchase, investments in ELNs are subject to counterparty risk. Counterparty risk is the risk that the issuer of the ELN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of ELNs because there may be certain restrictions on redemptions and there may be no readily available market or only a thin trading market in such securities, and are generally consider illiquid securities. As such, ELNs will generally be included in the calculation of each Fund’s 15% limitation on illiquid securities.

Foreign Investments and Currencies. The Aggressive Growth Fund may invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States. The International Growth Fund will invest a minimum of 65% of its total assets in such securities. Each Fund may also invest without limit in securities of foreign issuers that are listed and traded on a domestic national securities exchange (see “Forward Currency Contracts,” below).

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Each Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which a Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Options and Futures Strategies. Each Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, each Fund may engage in the purchase and sale of stock index future contracts and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Each Fund will engage in such transactions only to hedge existing positions and not for the purposes of speculation or leverage. A Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions.

Options on Securities. To hedge against adverse market shifts, each Fund may purchase put and call options on securities held in its portfolio. In addition, each Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) “covered” put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by a Fund will not exceed 25% of the Fund’s total assets. A Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates liquid assets that are acceptable to the appropriate regulatory authority.

Each Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter (“OTC”). As the holder of a put option, a Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option’s exercise price at any time prior to, or on, the option’s expiration date. A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, a Fund would sell an option of the same series as the one it has purchased.

Each Fund receives a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. A Fund receives a premium when it writes put options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Thus, in some periods, a Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

In purchasing a put option, a Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, a Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, a Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

OTC Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund may purchase and write OTC put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities and, as such, are to be included in the calculation of each Fund’s 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Each Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that a Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option’s intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, each Fund will count as illiquid only the initial formula price minus the option’s intrinsic value.

Each Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which a Fund enters into repurchase agreements.

Stock Index Options. In seeking to hedge all or a portion of its investment, each Fund may purchase and write put and call options on stock indices listed on securities exchanges, which indices include securities held in the Fund’s portfolio.

A stock index measures the movement of a certain group of stocks by assigning relative values to the securities included in the index. Options on stock indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on stock indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When a Fund writes an option on a securities index, it will segregate liquid assets in an amount equal to the market value of the option, and will maintain while the option is open.

Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If a Fund writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of a Fund to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market. Although each Fund generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when a Fund desires to engage in such a transaction.

Risks Relating to Purchase and Sale of Options on Stock Indices. Purchase and sale of options on stock indices by a Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in a Fund’s portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Adviser is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

Stock index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be each Fund’s policy to purchase or write options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which a Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indices such as the S&P 500 or upon narrow-based stock indices. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. Each Fund may assume both “long” and “short” positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

The purpose of trading futures contracts is to protect a Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of a Fund’s investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets. No consideration is paid or received by a Fund upon trading a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Each short position in a futures or options contract entered into by a Fund is secured by the Fund’s ownership of underlying securities. Each Fund does not use leverage when it enters into long futures or options contracts; the Fund segregates, with respect to each of its long positions, liquid assets having a value equal to the underlying commodity value of the contract.

Each Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the “CFTC”). U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Each Fund intends to comply with CFTC regulations and avoid “commodity pool operator” or “commodity trading advisor” status. Each Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.

Risks of Transactions in Futures Contracts and Options on Futures Contracts. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable stock index. It is possible that a Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund’s portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts by each Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. If a Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Liquidity of Futures Contracts. Each Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Fund, and the Fund realizes a loss or a gain. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although each Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Risks and Special Considerations of Options on Futures Contracts. The use of options on stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price.

Conversely, the writing of a put option on a futures contract generates a premium, but a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

The effective use of options strategies is dependent, among other things, on a Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although each Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Each Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

Each Fund’s purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated market trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by a Fund. Each Fund’s ability to make such investments, therefore, may result in an increase in the Fund’s portfolio activity and thereby may result in the payment of additional transaction costs.

Swap Contracts

Types of Swaps. Swaps are a specific type of OTC derivative involving privately negotiated agreements with a trading counterparty. Each Fund may use the following (i) Long equity swap contracts: where a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) Short equity swap contacts: where a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) Contracts for differences: equity swaps that contain both a long and short equity component.

Uses. Each Fund may use swaps for (i) traditional hedging purposes - short equity swap contracts used to hedge against an equity risk already present in the Fund; (ii) anticipatory purchase hedging purposes - where a Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes - where a Fund expects significant demand for redemptions and enters into short equity swap contracts to allow it to dispose of securities in a more orderly fashion (iv) direct investment - where a Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; (v) risk management - where a Fund uses equity swap contracts to adjust the weight of a Fund to a level the Adviser feels is the optimal exposure to individual markets, sectors and equities.

Limitations on Use. There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of a Fund.

Risks Related to Swaps. Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. Each Fund can use swaps for many purposes, including hedging and investment gain. Each Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than the risks associated with investing directly in securities and other more traditional investments.

Swaps are subject to a number of risks described elsewhere in this section, including management risk, liquidity risk and the credit risk of the counterparty to the swaps contract. Since their value is calculated and derived from the value of other assets instruments or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract. Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. Also suitable swaps transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit and Counterparty Risk. If the counterparty to the swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, a Fund could lose money on its investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which a Fund values them. Each Fund is subject to liquidity risk, particularly with respect to the use of swaps.

Management Risk. As noted above, the Adviser may also fail to use swaps effectively. For example, the Adviser may choose to hedge or not to hedge at inopportune times. This will adversely affect a Fund’s performance.

Forward Currency Contracts. Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Borrowing. Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33-1/3% of the value of its total assets at the time of such borrowings. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities. Each Fund may lend its portfolio securities in an amount not exceeding 33-1/3% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of each Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code (the “Code”).

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (hereinafter referred to as the “Board” or “Trustees”), to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the ’Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

When-Issued Securities. Each Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. A Fund will segregate liquid securities equal in value to commitments for when-issued securities.

Short Sales. Each Fund is authorized to make short sales of securities. In a short sale, a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund also must put in a segregated account an amount of cash or securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Until a Fund replaces the borrowed security, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short-Term Investments. Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectuses, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Government Obligations. Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund’s outstanding voting securities as defined in the 1940 Act. Each Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b)  through the lending of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.     (a) Borrow money, except from banks. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate in a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Purchase real estate, commodities or commodity contracts (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

5. Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

Each Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. Each Fund may not:

1. Invest in any issuer for purposes of exercising control or management.

2. Invest in securities of other investment companies except as permitted under the 1940 Act.

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectuses or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectuses. Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Each Fund’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If either Fund is unable to qualify as a regulated investment company, it may be taxed as a corporation.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of each Fund’s investment policies, it is expected that dividends from domestic corporations may be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of the total assets of the International Growth Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by a Fund that substantially diminishes a Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

Each Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Funds.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectuses have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series subject to the Trustees’ supervision. The Trustees approve all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the Administrator, Custodian and Transfer Agent.

The Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	3	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant; formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	3	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	3	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	3	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	3	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	3	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	3	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	3	Not Applicable
 * Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
** Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Funds’ principal underwriter.
***The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and one other series within the Trust managed by the Adviser but offered in a separate prospectus and statement of additional information. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Compensation

Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust for the calendar year ended December 31, 2004. This total amount is allocated among the portfolios. Independent Trustees receive an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $6,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the portfolios of the Trust.

Name of Person/Position	Aggregate Compensation From the Trust [1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust [2] Paid to Trustees
Dorothy A. Berry, Trustee	$____	None	None	$____
Wallace L. Cook, Trustee	$____	None	None	$____
Carl A. Froebel, Trustee	$____	None	None	$____
Rowley W.P. Redington, Trustee	$____	None	None	$____
Steve J. Paggioli, Interested Trustee	$0	None	None	$0
[1]	For the fiscal year ended March 31, 2005.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended March 31, 2005, the Aggressive Growth Fund and the International Growth Fund were apportioned trustees’ fees and expenses in the amount of $______ and $____, respectively

Trust Committees

Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Funds’ prior fiscal year.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Funds’ financial statements and to ensure the integrity of a Funds’ pricing and financial reporting. The Audit Committee met one time with respect to the Funds during the Funds’ prior fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met three times with respect to the Funds during the Funds’ prior fiscal year.

Control Persons, Principal Shareholders and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of __________, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Aggressive Growth Fund - Class I
Name and Address	% Ownership	Type of Ownership

	____%	Beneficial

	_____%	Record

	______%	Record & Beneficial

International Growth Fund - Class I
Name and Address	% Ownership	Type of Ownership

	______%	Record

	_____%	Record

As of December 31, 2004, no Trustee of the Trust beneficially owned shares of the Funds, and as of __________, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

THE FUNDS’ INVESTMENT ADVISER

As stated in the Prospectus, investment advisory services are provided to the Funds by Duncan-Hurst Capital Management, L.P., the Adviser, pursuant to Investment Advisory Agreements (the “Advisory Agreements”).

After its initial two year term, each Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund to which the agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In approving the continuation of the Advisory Agreement on behalf of the Funds at a meeting held in June 2005, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Adviser including those relating to the Adviser’s personnel; the nature and quality of the services provided and to be provided by the Adviser under the Advisory Agreement; the fees paid to and expenses borne by the Adviser; the Funds’ expense limitations, fee waivers, and performance of each of the Funds relative to each Fund’s benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Adviser from the fees payable under such Advisory Agreement; and the Funds’ brokerage, related commissions, and the use of soft dollars by the Adviser. The Board also discussed: (a) the Adviser’s performance (on an absolute and relative basis); (b) the Adviser’s adherence to compliance procedures; (c) the Adviser’s generally positive relationship with the Board; (d) the Adviser’s marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to each of the Funds (f) the cost structure of each of the Funds relative to its peer group; and (g) the satisfaction of each of the Fund’s shareholders with their investment choice. In addition, the Trustees noted that even though the long-term performance of each Fund was low in comparison to their respective benchmarks, each Fund’s 2003 and year-to-date performance was good in both relative and absolute terms. The Trustees also noted that for each Fund the Adviser would be contractually waiving and/or reimbursing Fund expenses to the limit disclosed in the Funds’ prospectus. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of each of the Funds and its shareholders.

For the fiscal year ended March 31, 2005, the Aggressive Growth Fund accrued $_______ in advisory fees, all of which was waived by the Adviser. For the same period the Adviser reimbursed the Fund an additional $_______ in expenses. For the fiscal year ended March 31, 2004, the Aggressive Growth Fund accrued $39,131 in advisory fees, all of which was waived by the Adviser. For the same period, the Adviser reimbursed the Fund an additional $74,663 in expenses. For the fiscal year ended March 31, 2003, the Aggressive Growth Fund accrued $61,897 in advisory fees, all of which were waived by the Adviser. For the same period, the Adviser reimbursed the Fund an additional $99,402 in expenses.

For the fiscal year ended March 31, 2005, the International Growth Fund accrued $______ in advisory fees, of which $______ was waived by the Adviser. For the fiscal year ended March 31, 2004, the International Growth Fund accrued $328,731 in advisory fees, of which $200,419 was waived by the Adviser. For the fiscal year ended March 31, 2003, the International Growth Fund accrued $343,667 in advisory fees, of which $269,781 was waived by the Adviser.

The Funds are responsible for their own operating expenses. The Adviser, however, has contractually agreed to reduce fees payable by each of the Funds and to pay each Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Fees and Expenses” Table (the “expense cap”) of the Prospectuses. Any such reductions made by the Adviser in its fees or payment of expenses which are each Fund(s) obligation are subject to reimbursement by each Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by each Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on each Fund’s expenses.

Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Adviser may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to each Fund’s payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), provides administrative services to the Funds pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds’ ability to sell shares in all states where they currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Funds’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds’ daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator.

For the fiscal year ended March 31, 2005, the Administrator received fees of $_____ and $______ from the Aggressive Growth Fund and the International Growth Fund, respectively. For the fiscal year ended March 31, 2004, the Administrator received fees of $35,000 and $52,628 from the Aggressive Growth Fund and the International Growth Fund, respectively. For the fiscal year ended March 31, 2003, the Administrator received fees of $35,000 and $54,629 from the Aggressive Growth Fund and International Growth Fund, respectively.

Custodian and Transfer Agent

UMB Bank, National Association, 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, UMB Bank, National Association holds each Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Administrator also acts as the Funds’ transfer and dividend disbursing agent under separate agreements. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by a Fund. The Administrator and the Distributor are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds whose services include auditing the Funds’ financial statements and the performance of related tax services. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Funds and provides counsel on legal matters relating to the Funds.

PORTFOLIO MANAGERS

Mr. William H. Duncan, Jr. serves as the Portfolio Manager of the Aggressive Growth Fund. The following provides information regarding other accounts managed by Mr. Duncan as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	16	$400.2 Million	0	0

Mr. Duncan’s compensation as the Aggressive Growth Fund’s Portfolio Manager is a fixed salary that is set by industry standards. Mr. Duncan’s salary is not based on performance or the Fund’s net assets, but he does receive a bonus that is calculated on ownership shares of the firm’s profits. He also receives deferred compensation which is the award of ownership interest, through which growth in value represents the deferred compensation. Mr. Duncan participates in a 401(k) retirement plan and receives cash from his sale of Class I stock to other portfolio managers that are participating in the product profit sharing program.

Mr. Vincent A. Willyard serves as the Portfolio Manager of the International Growth Fund. The following provides information regarding other accounts managed by Mr. Willyard as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	3	$108.2 Million	0	0

Mr. Willyard’s compensation as the International Growth Fund’s Portfolio Manager is a fixed salary that is set by industry standards. Mr. Willyard’s salary is not based on performance or the Fund’s net assets, but he does receive a bonus that is discretionary as part of the Adviser’s investment team bonus pool funded from profits at year end. He also receives deferred compensation which is the award of ownership interest, through which growth in value represents the deferred compensation. Mr. Willyard participates in a 401(k) retirement plan and receives a fixed percentage of his product’s net profits as part of the profit sharing program.

The following indicates the beneficial ownership of each Portfolio Manager of the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,000-$1,000,000, Over $100,000,000)
William H. Duncan	$50,001-$100,000
Vincent A. Willyard	$1-$10,000

The Adviser performs investment management services for various clients and/or funds. The Adviser may give and take action with respect to its other clients/funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Adviser will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients/funds. Further it is recognized that transactions in a specific security may not be accomplished for all clients’ accounts/funds at the same time or the same price. As the Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions are implemented according the Adviser’s trade allocation procedures. These procedures, among other things, insure that all trades allocated to advisory clients (including the Funds) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.

THE FUNDS’ PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Distributor”), serves as principal underwriter and distributor for the Funds. Pursuant to a distribution agreement between each Fund and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The Distributor is a registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreements, the Adviser determines which securities are to be purchased and sold by each Fund and which brokers and dealers will be used to execute a Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a “market-maker” unless, in the Adviser’s opinion, a better price and execution can otherwise be obtained by using a broker for the transaction.

Where possible, transactions are effected with dealers (including banks) that specialize in the types of securities a Fund will hold, unless better executions are available elsewhere. Transactions with market-makers include a “spread” between the market-maker’s bid and asked prices and may also include a markup from the asked price (in the case of a purchase) or markdown from the bid price (in the case of a sale). Transactions with other dealers may also include such a markup or markups. Each Fund may also buy securities directly from issuers or from underwriters in public offerings. Purchases from underwriters include a “spread” between the public offering price and the discounted price paid by the underwriter to the issuer.

In placing portfolio transactions, the Adviser uses its best efforts to choose a broker or dealer that will provide the most favorable price and execution available (known as “best execution”). In assessing a broker’s or dealer’s ability to provide such price and execution, the Adviser will consider a broad range of factors, including the difficulty of executing the particular transaction, the dealer’s risk in positioning a block of securities, the clearance, settlement, and other operational capabilities of the broker or dealer generally and in connection with securities of the type involved, the broker’s or dealer’s ability and willingness to commit its capital to facilitate transactions (by participating for its own account); the broker’s or dealer’s ability and willingness to commit its capital to facilitate transactions (by participating for its own account); the broker’s or dealer’s reliability, integrity and financial stability; and the importance of speed or confidentiality in the particular transaction.

Where the Adviser determines that more than one broker can provide best execution, the Adviser may also consider whether one or more of such brokers has provided or is willing to provide “research,” services or products (as defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, even if the commissions a Fund will pay are higher than the lowest commission available. This is known as paying for those services or products with “soft dollars.” Because “research” services or products may benefit the Adviser, the Adviser may be considered to have a conflict of interest in allocating brokerage business, including an incentive to cause a Fund to effect more transactions than it might otherwise do. A federal statute protects investment advisers from liability for such conflicts of interest as long as, among other things, the adviser determines in good faith that the commissions paid are reasonable in light of the value of both the brokerage services and the research acquired. For these purposes, “research” includes all services or products the Adviser uses to lawfully and appropriately assist it in discharging its investment advisory duties. Examples of the types of research services and products the Adviser may acquire include economic surveys, data and analyses; financial publications; recommendations or other information about particular companies and industries (through research reports and otherwise); financial database software and services, analytical software and computer hardware used in investment analysis and decision making. The Adviser may use soft dollars from a Fund’s securities transactions to acquire research services or products that are not directly useful to a Fund and that may be useful to the Adviser in advising other clients.

In selecting brokers and dealers the Adviser may also consider whether a broker or dealer has paid or is willing to pay expenses that a Fund would otherwise bear in recognition of transaction business. This use of a Fund’s soft dollars does not generally involve a conflict of interest on the Adviser’s part, except to the extent it reduces Funds’ expenses that the Adviser might otherwise be obligated to consider it appropriate to defray out of its own resources.

The Funds do not use the Distributor to execute portfolio transactions.

The Adviser manages a number of accounts with substantially the same objectives as the Funds’ and other accounts with objectives that are similar in some respects to those of the Funds. As a result, purchases and sales of the same security are often acceptable and desirable for a Fund and for other accounts the Adviser manages at the same time. The Adviser attempts to allocate transaction and investment opportunities among the Funds and its clients on an equitable basis, considering each account’s objectives, programs, limitations and capital available for investment. However, transactions for such other accounts could differ in substance, timing and amount from transactions for the Funds. To the extent a Fund and other accounts seek to acquire the same security simultaneously, the Funds may not be able to acquire as large a portion of the security as they desire, or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell a security at the same time sales are being made for other of the Adviser’s clients. When a Fund and one or more of such accounts seek to buy or sell the same security simultaneously, each day’s transactions in the security will be allocated among the Funds and the other accounts in a manner the Adviser deems equitable, generally based on order size, each participating account will receive the average price and will bear a proportionate share of all transactions costs, based on the size of that account’s order. This could have a detrimental effect on the price or value the Funds receive in transactions. However, it is believed that over time the Funds’ ability to participate in volume transactions and a systematic approach to allocating transaction opportunities is equitable and results in better overall executions for the Funds.

For the fiscal year ended March 31, 2005, the Aggressive Growth Fund paid $_____ in brokerage commissions with respect to portfolio transactions. Of such amount $______was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2004, the Aggressive Growth Fund paid $29,684 in brokerage commissions with respect to portfolio transactions. Of such amount $12,623 was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2003, the Aggressive Growth Fund paid $25,226 in brokerage commissions with respect to portfolio transactions. Of such amount $5,655 was paid to firms for research, statistical or other services provided to the Adviser.

For the fiscal year ended March 31, 2005, the International Growth Fund paid $_____ in brokerage commissions with respect to portfolio transactions. Of such amount $_____ was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2004, the International Growth Fund paid $236,838 in brokerage commissions with respect to portfolio transactions. Of such amount $138,490 was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2003, the International Growth Fund paid $316,421 in brokerage commissions with respect to portfolio transactions. Of such amount $72,127 was paid to firms for research, statistical or other services provided to the Adviser.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets ( i.e ., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus. As of December __, 2004, the Advisor has revenue sharing arrangements with approximately __ brokers and other financial intermediaries, of which some of the more significant include arrangements with ____________.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was ___% of average daily net assets.

PORTFOLIO TURNOVER

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.” For the fiscal years ended March 31, 2005, 2004, and 2003, the Aggressive Growth Fund had a portfolio turnover rate of ______%, 196.51%, and 201.07%, respectively. For the fiscal year ended March 31, 2005, 2004, and 2003, the International Growth Fund had a portfolio turnover rate of ______%, 153.15%, and 190.31%, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares

You may purchase shares of the Funds directly or from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to account and any service or transaction fees that may be charged by those agents. Purchase order through securities brokers, dealers, and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Funds’ daily cut off time. Orders received after that time will be purchased at the next-determined net asset value.

Buying Shares by Payment in Kind

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. For further information, call the Fund at (800) 558-9105.

The public offering price of the Funds’ shares is the net asset value. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Funds’ Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day’s public offering price. Orders are in proper form only after funds are converted to U.S. funds.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

If you are considering redeeming, exchanging or transferring shares to another person shortly after purchase, you should pay for those shares with a federal wire to avoid any delay in redemption, exchange or transfer. Otherwise the funds may delay payment until the purchase price of those shares has been collected or, if you redeem or exchange by telephone, until 12 calendar days after the purchase date.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments and the redemption fee for certain fiduciary and retirement plan accounts, for employees of the Adviser or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. Each Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments to shareholders for Fund shares redeemed directly from a Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Funds’ Prospectuses, except that each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Funds

Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling Shares Through your Investment Representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services. If you sell shares having a net asset value greater than $100,000 a signature guarantee is required.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. The Funds may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.

Delivery of Proceeds

Each Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Telephone Redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectuses, or contact your investment representative. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemption Fee

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders. For these reasons, each Fund will assess a 2.00% fee on the redemption and exchange of Fund shares held for less than four months. This fee is paid to a Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. Each Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than four months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans).

While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries.

Redemptions-in-Kind

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

As noted in the Prospectuses, the net asset value of shares of a Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Funds do not expect to determine the net asset value of shares on any day when the Exchange is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board decides it is necessary.

In valuing each Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the most recent trade price. All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which each Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the close currency exchange rates at 4:00 p.m., Eastern time, or at such other rates as the Adviser may determine to be appropriate.

The net asset value of the Class I shares of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. The net asset value of Class I shares will generally differ because they have different expenses. An example of how the Funds calculated their net asset value per share as of March 31, 2005 is as follows:

Class I Shares:	Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Aggressive Growth Fund	$_____	=	$_____
_____

International Growth Fund	$_____	=	$_____
______

PERFORMANCE INFORMATION

Performance information in the Funds’ Prospectus is calculated in accordance with the methods discussed below.

Average Annual Total Return

Average annual total return quotations used in the Funds’ Prospectus are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Prospectus. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions)

Each Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P (1+T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P (1+T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) reasonably designed to ensure that proxies are voted in the best interests of the Funds and Intended to enhance the economic value of the assets of the Funds. The Advisor utilizes the resources of an independent research consultant in the formulation of its voting decisions.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•	vote AGAINST proposals to require supermajority shareholder vote,
•	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
•	vote AGAINST shareholder proposals to approve mandatory retirement age for outside directors,
•	vote AGAINST proposals to change a mutual fund’s fundamental investment objective to nonfundamental.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•	To the extent that the Adviser has little or no discretion to deviate from its guidelines on the proposal in question, Advisor shall vote in accordance with such pre-determined guideline.

•
To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Trust is required to file new Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund will be available without charge, upon request, by calling toll-free (800) 558-9105 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust, on behalf of the Funds, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor, underwriter, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted the Policies. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, Distributor, or any other affiliated person of the Funds. After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies. The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds discloses their calendar quarter-end on their web site at www.duncan-hurst.com within 5 business days of the calendar quarter-end. The calendar quarter-end portfolio holdings for a Fund will remain posted on the web site until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ web site.

The Advisor may not receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Funds and the interests of Advisor or an affiliated person of the Advisor, the Chief Compliance Officer (“CCO”) of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Funds’ Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ web site may only be provided to additional third parties, in accordance with the Policies, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The annual reports to shareholders for the Funds for the fiscal year ended March 31, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

APPENDIX
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

PART C
(Duncan-Hurst International Growth Fund and
Duncan-Hurst Aggressive Growth Fund)

OTHER INFORMATION

Item 23. Exhibits.

(a)	Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	(i)	Investment Advisory Agreement for the Duncan-Hurst International Growth Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 25, 2003 and is incorporated herein by reference.

(ii)	Investment Advisory Agreement for the Duncan-Hurst Aggressive Growth Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 25, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Operating Expenses Limitation Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 25, 2003 and is incorporated herein by reference.

(v)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 28, 2003 and is incorporated herein by reference.

(j)	Consent of Independent Public Accountants is to be filed.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Form Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 23, 2005 and in incorporated herein by reference.

(ii)	Code of Ethics for Adviser is to be filed.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Adviser.

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Applications for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”) and dated March 30, 2005. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	The Hennessy Funds, Inc.
Allied Asset Advisors Funds	The Hennessy Mutual Funds, Inc.
Alpine Equity Trust	Hotchkis and Wiley Funds
Alpine Series Trust	Intrepid Capital Management
Alpine Income Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Brandes Investment Trust	Julius Baer Funds
Brandywine Blue Funds, Inc.	Kensington Funds
Brazos Mutual Funds	Kirr Marbach Partners, Funds, Inc.
Bridges Fund	Light Revolution Fund
Buffalo Funds	LKCM Funds
Buffalo Balanced Fund	Masters’ Select Funds
Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.
Buffalo Large Cap Fund	Monetta Fund, Inc.
Buffalo Small Cap Fund	Monetta Trust
Buffalo U.S. Global Fund	MP63 Fund
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	NorCap Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio Funds
Everest Funds	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prudent Bear Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
FFTW Funds, Inc.	Rainier Funds
Fort Pitt Capital Funds	Summit Funds
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust For Professional Managers
Harding, Loevner Funds, Inc.	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	UMB, N. A. 928 Grand Avenue Kansas City, MO 64106
Registrant’s Investment Adviser	Duncan-Hurst Capital Management, Inc. 4365 Executive Drive, Suite 1520 San Diego, CA 92121

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 27th day of May, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on May 27, 2005.

Signature	Title

Steven J. Paggioli* Steven J. Paggioli	Trustee

Dorothy A. Berry* Dorothy A. Berry	Trustee

Wallace L. Cook* Wallace L. Cook	Trustee

Carl A. Froebel* Carl A. Froebel	Trustee

Rowley W. P. Redington* Rowley W. P. Redington	Trustee

Robert M. Slotky* Robert M. Slotky	President

Eric W. Falkeis* Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By /s/ Eric W. Falkeis Eric W. Falkeis
Attorney-in-Fact pursuant to Power of Attorney